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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549

                          ___________________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported):  November 21, 2001

                         NORTHROP GRUMMAN CORPORATION
              (Exact name of registrant as specified in charter)

          Delaware                          1-16411           95-4840775
(State or other jurisdiction      (Commission File Number)   (I.R.S. Employer
      of incorporation)                                      Identification No.)

     1840 Century Park East
     Los Angeles, California                                         90067
(Address of principal executive offices)                          (Zip Code)

      Registrant's telephone number, including area code:  (310) 553-6262
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Item 5.  Other Events

     Northrop Grumman Corporation is filing this Current Report on Form 8-K in order to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (File No. 333-71290).

Item 7.  Financial Information, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

     Exhibit                           Description of Exhibit
     -------                           ----------------------
     Number
     ------

     4.1 Indenture, dated as of November 21, 2001, between the Registrant and JPMorgan Chase Bank, as trustee.

     4.2 Officers' Certificate, dated as of November 21, 2001, describing the terms of the Senior Notes which are a component of the Registrant's Equity Security Units.

     4.3 Purchase Contract Agreement, dated as of November 21, 2001, between the Registrant and JPMorgan Chase Bank, as Purchase Contract Agent.

     4.4 Pledge Agreement, dated as of November 21, 2001, among the Registrant, The Bank of New York, as Collateral Agent, Custodial Agent and Securities Intermediary, and JPMorgan Chase Bank, as Purchase Contract Agent.

     4.5         Form of Remarketing Agreement.

     4.6         Form of Senior Note (included in Exhibit 4.2).

     4.7         Form of Normal Units Certificate (included in Exhibit 4.3).

     4.8         Form of Stripped Units Certificate (included in Exhibit 4.3).
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                NORTHROP GRUMMAN CORPORATION
                                          (Registrant)


Date:  November 21, 2001        By: /s/ John H. Mullan
                                    ----------------------------------------
                                    John H. Mullan, Corporate Vice President
                                    and Secretary
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                                 EXHIBIT INDEX

Exhibit
Number                      Description

4.1 Indenture, dated as of November 21, 2001, between the Registrant and JPMorgan Chase Bank, as trustee.

4.2 Officers' Certificate, dated as of November 21, 2001, describing the terms of the Senior Notes which are a component of the Registrant's Equity Security Units.

4.3 Purchase Contract Agreement, dated as of November 21, 2001, between the Registrant and JPMorgan Chase Bank, as Purchase Contract Agent.

4.4 Pledge Agreement, dated as of November 21, 2001, among the Registrant, The Bank of New York, as Collateral Agent, Custodial Agent and Securities Intermediary, and JPMorgan Chase Bank, as Purchase Contract Agent.

4.5       Form of Remarketing Agreement.